Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT
NOTE 13. DEBT
The following table presents information about the Company’s total indebtedness at December 31, 2017 and December 31, 2016 (in thousands):

	December 31, 2017			December 31, 2016
	Effective Interest Rate	Principal Amount	Carrying Amount	Effective Interest Rate	Principal Amount	Carrying Amount
7.25% Senior Notes due 2022	7.91%	$400,000	$390,974	7.91%	$400,000	$389,150
5.75% Senior Notes due 2022	6.04%	700,000	692,855	6.04%	700,000	691,339
5.375% Senior Notes due 2023	5.62%	750,000	742,048	5.62%	750,000	740,733
6.00% Senior Notes due 2023	6.28%	1,635,000	1,613,446	6.28%	1,635,000	1,610,280
5.875% Senior Secured Notes due 2024	6.14%	300,000	295,513	—	—	—
6.00% Senior Notes due 2025	6.27%	1,200,000	1,181,243	6.27%	1,200,000	1,179,203
Term Loan A Facility Due 2019	—	—	—	2.95%	941,875	932,824
Term Loan B Facility Due 2022	—	—	—	4.06%	2,772,000	2,728,919
Term Loan B Facility Due 2024	5.46%	3,397,925	3,360,103	—	—	—
Other debt	1.50%	55	55	1.50%	55	55
Total long-term debt, net		$8,382,980	$8,276,237		$8,398,930	$8,272,503
Less current portion, net		34,205	34,205		131,125	131,125
Total long-term debt, less current portion, net		$8,348,775	$8,242,032		$8,267,805	$8,141,378

The senior unsecured notes are unsecured and effectively subordinated in right of priority to the 2017 Credit Agreement and our senior secured notes, in each case to the extent of the value of the collateral securing such instruments, which collateral represents substantially all of the assets of the issuers or borrowers and the guarantors party thereto.
The aggregate estimated fair value of the Company’s long-term debt, which was estimated using inputs based on quoted market prices for the same or similar debt issuances, was $7.5 billion and $7.8 billion at December 31, 2017 and December 31, 2016, respectively. Based on this valuation methodology, we determined these debt instruments represent Level 2 measurements within the fair value hierarchy.
Credit Facility
We have $996.8 million of remaining credit available through our Revolving Credit Facility as of December 31, 2017. As of December 31, 2017, we were in compliance with all covenants contained in our 2017 Credit Agreement. Our 2017 Credit Agreement is described below under the heading “April 2017 Refinancing.”
Senior Notes and Senior Secured Notes
Our various senior notes and our senior secured notes mature between 2022 and 2025. The indentures governing these notes generally allow for redemption prior to maturity, in whole or in part, subject to certain restrictions and limitations described therein. Generally, until a date specified in each indenture (which, as of December 31, 2017, has occurred only for the 7.25% Senior Notes due 2022, 5.75% Senior Notes due 2022 and 5.375% Senior Notes due 2023), the notes may either: (i) be redeemed, in part or in full, by paying the sum of: (a) 100% of the principal amount being redeemed, (b) an applicable make-whole premium as described in each indenture and (c) accrued and unpaid interest or (ii) be redeemed in part (up to 35% of the principal amount outstanding) with the net cash proceeds from specified equity offerings at redemption prices ranging from 105.875% to 106.000% (with respect to the notes for which the specified date described above has not yet occurred as of December 31, 2017) of the principal amount being redeemed, plus accrued and unpaid interest. After the specified date described above, the notes may generally be redeemed, in whole or in part, at redemption prices ranging from 100.000% to 104.500% of the principal amount being redeemed plus accrued and unpaid interest.
Other than the 5.875% Senior Secured Notes due 2024, these notes are senior unsecured obligations of the Company’s subsidiaries party to the applicable indenture governing such notes. These notes are issued by certain of our subsidiaries and are guaranteed on a senior unsecured basis by the subsidiaries of Endo International plc that also guarantee the 2017 Credit Agreement, except for a de minimis amount of the 7.25% Senior Notes due 2022, which are issued by Endo Health Solutions Inc. (EHSI). and guaranteed on a senior unsecured basis by the guarantors named in the Fifth Supplemental Indenture relating to such notes. The 5.875% Senior Secured Notes due 2024 are senior secured obligations of Endo International plc and its subsidiaries that are party to the indenture governing such notes. These notes are issued by certain of our subsidiaries and are guaranteed on a senior secured basis by Endo International plc and its subsidiaries that also guarantee our 2017 Credit Agreement.
The indentures governing our various senior notes contain affirmative and negative covenants that the Company believes to be usual and customary for similar indentures. The negative covenants, among other things, restrict the Company’s ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain investments and restricted payments, sell certain assets, enter into sale and leaseback transactions, agree to payment restrictions on the ability of restricted subsidiaries to make certain payments to Endo International plc or any of its restricted subsidiaries, create certain liens, merge, consolidate or sell all or substantially all of the Company’s assets or enter into certain transactions with affiliates. As of December 31, 2017, we were in compliance with all covenants. Additionally, pursuant to the terms of the indentures governing certain of our senior unsecured notes, the restricted subsidiaries of Endo International plc, whose assets comprise substantially all of the Company’s consolidated total assets after intercompany eliminations, are subject to various restrictions limiting their ability to transfer assets in excess of certain thresholds to Endo International plc.
April 2017 Refinancing
On April 27, 2017, Endo International plc entered into a new credit agreement (the 2017 Credit Agreement) as a guarantor, together with its subsidiaries Endo Luxembourg Finance Company I S.à r.l., and Endo LLC, as borrowers (the Borrowers), the other guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender. The 2017 Credit Agreement provides for (i) a five-year senior secured revolving credit facility in a principal amount of $1,000.0 million (the 2017 Revolving Credit Facility) (up to $50.0 million (which amount may be increased to up to $75.0 million with the consent of the administrative agent and certain issuing banks) of which is available for letters of credit and up to $50.0 million (which amount may be increased to up to $75.0 million with the consent of the administrative agent) of which is available for swing line loans) and (ii) a seven-year senior secured term loan facility in a principal amount of $3,415.0 million (the 2017 Term Loan Facility and, together with the 2017 Revolving Credit Facility, the 2017 Credit Facility). Any outstanding amounts borrowed pursuant to the 2017 Term Loan Facility will immediately mature if the 7.25% Senior Notes due 2022 are not refinanced or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof. Any outstanding amounts borrowed pursuant to the 2017 Credit Facility will immediately mature if any of the following of our senior notes (other than, in the case of the 2017 Revolving Credit Facility, the 5.375% Senior notes due 2023 and the 6.00% Senior Notes due 2023) are not refinanced or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof:

Instrument	Maturity Date
7.25% Senior Notes due 2022	January 15, 2022
5.75% Senior Notes due 2022	January 15, 2022
5.375% Senior Notes due 2023	January 15, 2023
6.00% Senior Notes due 2023	July 15, 2023

The proceeds of the 2017 Term Loan Facility were used, together with cash on hand, to repay our outstanding obligations under our prior credit facilities and to pay related fees and expenses. The proceeds of the 2017 Revolving Credit Facility will be used for working capital, capital expenditures and general corporate purposes. The obligations under the 2017 Credit Agreement are guaranteed by Endo International plc and its subsidiaries from time to time (with certain exceptions) (together with the Borrowers, the Loan Parties). The obligations under the 2017 Credit Agreement and the obligations under the indenture governing the 5.875% Senior Secured Notes due 2024 are secured on a pari passu basis by a first priority (subject to permitted liens) lien on substantially all the assets (with certain exceptions) of the Loan Parties. The 2017 Credit Agreement contains affirmative and negative covenants that the Company believes to be usual and customary for a senior secured credit facility of this type. The negative covenants include, among other things, limitations on asset sales, mergers and acquisitions, indebtedness, liens, dividends and other restricted payments, investments and transactions with the Company’s affiliates. In addition, on an annual basis commencing with the year ended December 31, 2018, the Company is required to perform a calculation of excess cash flow (as defined in the 2017 Credit Agreement) and a portion of the principal amount of the 2017 Term Loan Facility may be required to be prepaid in accordance with the terms of the 2017 Credit Agreement. No such payment is required at December 31, 2017.
The 2017 Credit Agreement provides that the Borrowers may incur incremental revolving commitments and/or incremental term loans in an aggregate principal amount of up to (i) up to $1.0 billion plus (ii) an unlimited amount if the pro forma first lien net leverage ratio at the time of incurrence of such incremental commitments or loans after giving effect thereto is less than or equal to 2.50 to 1.00 (assuming for purposes of such calculation that any incremental revolving commitments being incurred are fully drawn and without netting cash proceeds of any incremental facilities or incremental equivalent debt) or, in lieu of incremental facilities under the 2017 Credit Agreement, the incurrence of incremental equivalent debt consisting of pari passu notes or loans (subject to pro forma compliance with a first lien net leverage ratio of 2.50 to 1.00), junior secured notes or loans (subject to pro forma compliance with a secured net leverage ratio of 3.50 to 1.00) or unsecured notes or loans (subject to pro forma compliance with a total net leverage ratio of 6.50 to 1.00) from one or more of the existing lenders (or their affiliates) or other lenders (with the consent of the administrative agent) and, subject to compliance by the Borrowers with the documentation and other requirements under the 2017 Credit Agreement, without the need for consent from any of the existing lenders under the 2017 Credit Agreement.
Borrowings under the 2017 Revolving Credit Facility bear interest, at the borrower’s election, at a rate equal to (i) an applicable margin between 1.50% and 3.00% depending on the Company’s total net leverage ratio plus the London Interbank Offered Rate (LIBOR) or (ii) an applicable margin between 0.50% and 2.00% depending on the Company’s total net leverage ratio plus the Alternate Base Rate (as defined in the 2017 Credit Agreement). In addition, borrowings under our 2017 Term Loan Facility bear interest, at the borrower’s election, at a rate equal to (i) 4.25% plus LIBOR, subject to a LIBOR floor of 0.75%, or (ii) 3.75% plus the Alternate Base Rate, subject to an Alternate Base Rate floor of 1.75%.
Also on April 27, 2017, Endo Designated Activity Company (Endo DAC), Endo Finance LLC and Endo Finco Inc. (collectively, the Issuers) issued $300.0 million in aggregate principal amount of 5.875% Senior Secured Notes due 2024 (the 2024 Notes). The 2024 Notes were issued in a private offering for resale to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. The 2024 Notes are senior secured obligations of the Issuers and are: (i) guaranteed by Endo International plc and its subsidiaries that also guarantee the 2017 Credit Agreement and certain other material indebtedness and (ii) secured by a lien on the same collateral that secures the 2017 Credit Agreement. Interest on the 2024 Notes is payable semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2017. The 2024 Notes will mature on October 15, 2024, subject to earlier repurchase or redemption in accordance with the terms of the 2024 Notes indenture. On or after April 15, 2020, the Issuers may on any one or more occasions redeem all or a part of the 2024 Notes, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and additional interest, if any, on the notes redeemed if such notes are redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year	Percentage
2020	102.938%
2021	101.469%
2022 and thereafter	100.000%
At any time prior to April 15, 2020, the Issuers may on any one or more occasions redeem all or a part of the 2024 Notes at a redemption price equal to 100% of the principal amount of the notes redeemed, plus the applicable make-whole premium as described in the 2024 Notes indenture, plus accrued and unpaid interest and additional interest, if any. In addition, prior to April 15, 2020, the Issuers may, subject to certain restrictions and limitations, redeem up to 35% of the aggregate principal amount of the 2024 Notes with the net cash proceeds from specified equity offerings at a redemption price equal to 105.875% of the aggregate principal amount of the 2024 Notes redeemed, plus accrued and unpaid interest and additional interest, if any. If the Company experiences certain change of control events, the Issuers must offer to repurchase the 2024 Notes at 101% of their principal amount, plus accrued and unpaid interest and additional interest, if any. The 2024 Notes indenture contains covenants that, among other things, restrict the Company’s ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain dividends, distributions, investments and restricted payments, sell certain assets, enter into sale and leaseback transactions, agree to payment restrictions on the ability of restricted subsidiaries to make certain payments to Endo International plc or any of its restricted subsidiaries, create certain liens, merge, consolidate or sell all or substantially all of the Company’s assets, enter into certain transactions with affiliates or designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of exceptions and qualifications, including the fall away or revision of certain of these covenants and release of the collateral upon the 2024 Notes receiving investment grade credit ratings.
The Company used the net proceeds under the 2017 Term Loan Facility, together with the net proceeds of the 2024 Notes and cash on hand, to repay all of its outstanding loans under its prior credit facilities and to pay related fees and expenses. The Company intends to use the proceeds of the 2017 Revolving Credit Facility from time to time for working capital, capital expenditures and general corporate purposes.
In connection with the April 2017 Refinancing, we incurred new debt issuance costs of approximately $56.7 million, which were allocated among the new debt instruments as follows: (i) $41.3 million to the 2017 Term Loan Facility, (ii) $10.5 million to the 2017 Revolving Credit Facility and (iii) $4.9 million to the 2024 Notes. These costs, together with $10.1 million of the previously deferred debt issuance costs associated with our prior revolving credit facility, have been deferred and will be amortized as interest expense over the terms of the respective instruments. The remaining $51.7 million of deferred debt issuance costs associated with our prior revolving and term loan facilities were charged to expense in the second quarter of 2017. These expenses were included in the Consolidated Statements of Operations as Loss on extinguishment of debt.
Maturities
The following table presents, subsequent to the closing of the April 2017 Refinancing, the maturities on our long-term debt for each of the five fiscal years subsequent to December 31, 2017 (in thousands):

Maturities (1)
2018	$34,205
2019	$34,150
2020	$34,150
2021	$34,150
2022	$1,134,150
__________

(1)
Any outstanding amounts borrowed pursuant to the 2017 Credit Facility will immediately mature if certain of our senior notes (enumerated above under the heading “April 2017 Refinancing”) (other than, in the case of the 2017 Revolving Credit Facility, the 5.375% Senior Notes due 2023 and the 6.00% Senior Notes due 2023) are not refinanced or repaid in full prior to the date that is 91 days prior to the respective stated maturity dates thereof. Accordingly, we may be required to repay or refinance senior notes with an aggregate principal amount of $1,100.0 million in 2021, despite such notes having stated maturities in 2022. Similarly, we may be required to repay or refinance senior notes with an aggregate principal amount of $750.0 million in 2022, despite such notes having stated maturities in 2023. The amounts in this maturities table do not reflect any such early payment; rather, they reflect stated maturity dates.